SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2004

MANPOWER INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 North Ironwood Road Milwaukee, Wisconsin	53217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 961-1000

Item 7. Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 20, 2004

Item 12. Results of Operations and Financial Condition.

On July 20, 2004, Manpower Inc. issued a press release announcing its results of operations for the three and six-month period ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is furnished under Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWER INC.

Dated: July 20, 2004	By:	/s/ Michael J. Van Handel
Michael J. Van Handel
Executive Vice President
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 20, 2004

2